                            OPEN-END MORTGAGE DEED,
                            -----------------------
                  ASSIGNMENT OF RENTS AND FINANCING STATEMENT
                  -------------------------------------------



     THIS OPEN-END MORTGAGE DEED, ASSIGNMENT OF RENTS AND FINANCING STATEMENT (the "Mortgage") is made this 29th day of October, 1998 by STAR STRUCK, INC., a Connecticut corporation, with a principal place of business at 8 Francis J. Clarke Circle, P.O. Box 308, Bethel, Connecticut 06801-0308 ("Borrower"), to PEOPLE'S BANK, a Connecticut banking corporation, with a principal place of business at 850 Main Street, Bridgeport, Connecticut 06604-4913 ("Lender").



     IN CONSIDERATION OF THE MORTGAGE DEBT (hereinafter defined) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby give, grant, bargain, sell and confirm, with MORTGAGE COVENANTS, unto Lender, Lender's successors and assigns forever, the following property:



     A. LAND: That certain piece or parcel of real property known as 8 Francis
        ----
J. Clarke Circle, Bethel, Connecticut, more particularly described in Schedule A attached hereto and made a part hereof, and all permits, approvals, rights, privileges and easements appurtenant thereto (the "Land").



     B. IMPROVEMENTS: All the buildings, structures and improvements now or
        ------------
hereafter placed on the Land (the "Improvements").



     C. SERVICE EQUIPMENT: All fixtures, appliances, machinery and equipment
        -----------------
now or hereafter installed upon the Land or the Improvements, including, without limitation, gas and electric fixtures, radiators, heaters, engines and machinery, boilers, stoves, ranges, elevators, escalators, incinerators, motors, dynamos, sinks, disposals, dishwashers, water closets, basins, medicine chests, pipes, faucets and other plumbing and heating fixtures, ventilating apparatus, dryers, washing machines, heating, ventilating and air-conditioning equipment and units, paneling, refrigerating plants, refrigerators, whether mechanical or otherwise, alarm, fire prevention and extinguishing apparatus, shades, awnings, screens, blinds, rugs, carpeting, wall cabinets, furniture and furnishings, trees, shrubbery and other plantings, and such other goods, chattels and personal property as are now or hereafter attached to, or used or furnished in connection with the letting or operation of, the Land and/or the Improvements, or in connection with the activities conducted thereon, and all proceeds, renewals or replacements thereof or additions thereto or articles of substitution thereof (the "Service Equipment").



     D. CONDEMNATION PROCEEDS: All awards or payments, including interest
        ---------------------
thereon, which may be made with respect to the Land, the Improvements or the Service Equipment as a result of the exercise of the right of eminent domain.

     E. LEASES: All right, title and interest of Borrower in and to any and all
        ------
leases, tenancies or rights of use and occupancy, with amendments, if any, and any extensions, renewals or guaranties of the tenants' obligations thereunder, now or hereafter on or affecting the Land and/or the Improvements, whether or not recorded, with all security therefor and all monies payable thereunder, and all books and records which reflect payments made under such leases (collectively, the "Leases").



     F. PROPERTY INCOME: All rents, income, profits, security deposits and other
        ---------------
benefits to which Borrower may now or hereafter be entitled from the Land and/or Improvements, and/or the business operations conducted thereat or therefrom (the "Property Income").



     G. TAX REFUNDS: All rights of Borrower now or hereafter arising in and to
        -----------
any refunds of Taxes (as defined herein), or other charges relating to the Land and/or the Improvements, or the debt secured hereby.



     TO HAVE AND TO HOLD the above granted and bargained premises, with the privileges and appurtenances thereof (collectively referred to herein as the "Property"), but subject to those encumbrances, if any, listed upon Schedule B attached hereto (the "Permitted Encumbrances"), unto Lender, Lender's successors and assigns forever, to Lender's and their own proper use and behoof.


     THE CONDITION OF THIS DEED IS SUCH THAT:


     WHEREAS, Lender and Borrower have entered into a Loan Agreement (hereinafter called the "Loan Agreement") of even date herewith pursuant to which the aggregate amount of the revolving loan (the "Revolving Loan") therein authorized outstanding at any one time is $2,000,000.00 (the "Loan"). The Loan is evidenced by, in addition to the Loan Agreement, the Revolving Promissory Note attached hereto as Schedule C (the "Note"). Pursuant to the Loan Agreement, all or part of the Revolving Loan proceeds are permitted to be advanced from time to time (the "Revolving Loan Advances") and shall be secured by this Mortgage. The initial Revolving Loan Advance made under the Loan Agreement this date is $1,007,854.16. The initial Revolving Loan Advance and future Revolving Loan Advances, if any, may be either evidenced by additional notes or recorded in an account on the books of Lender as specified in Section 4.1 hereof. Unless sooner due and payable, the entire principal balance of the Revolving Loan, together with accrued interest, shall be due and payable on October 31, 2001 (the "Maturity Date"); and


     WHEREAS, this Mortgage is also subject to the following additional terms and conditions:


                                   ARTICLE 1
                   COVENANTS AND REPRESENTATIONS OF BORROWER
                   -----------------------------------------


     Borrower covenants and represents to Lender as follows:

     1.1 PAYMENT AND PERFORMANCE. Borrower shall pay the Loan and all other
         -----------------------
indebtedness secured hereby, including without limitation Loan Advances under the Loan Agreement, in lawful money of the United States and pay and perform all of its obligations under this Mortgage, the Loan Agreement, the Note, the commitment letter signed and accepted by Borrower in connection with the Loan (the "Commitment Letter") and every other instrument now or hereafter securing, evidencing or relating to the Loan (this Mortgage, the Note, the Loan Agreement, the Commitment Letter and such other instruments being collectively referred to herein as the "Loan Documents") at the times and in the manner set forth in such Loan Documents. All amounts due the Lender under any of the aforesaid instruments shall be secured by the lien of this Mortgage and shall hereinafter be referred to as the "Mortgage Debt". If Borrower consists of more than one party, all of the obligations, covenants and warranties of Borrower contained in this Mortgage shall be the joint and several obligations of all the parties constituting Borrower.


     1.2 INSURANCE.
         ---------

          A. Borrower shall keep the Property insured against loss by fire, flood and other hazards, casualties, contingencies and all other "extended coverage" risks, including builder's risk, rent, business interruption, liability, indemnity, earthquake, war risk and war damage insurance, if available, in such amounts and with such deductibles and companies as Lender may reasonably require. Borrower shall promptly pay when due the premiums on such insurance policies. Each insurance policy shall contain, in a form reasonably acceptable to Lender, a provision to the effect that the policy will not be canceled without at least ten (10) days prior written notice to Lender, the standard non-contributing mortgagee endorsement (entitling Lender to collect all proceeds payable under such insurance), the standard waiver of subrogation endorsement, and any other endorsement reasonably required by Lender. All liability insurance carried on the Property must show Lender as an additional insured. Borrower shall deliver copies of all existing policies (or such other evidence of insurance reasonably acceptable to Lender) to Lender at Lender's request and shall deliver copies of all additional and renewal policies (or such other evidence of renewal reasonably acceptable to Lender), with current premium bills therefor marked "Paid", to Lender at least thirty (30) days before the expiration of the old policies.

          B. After the happening of any casualty to the Property, Borrower shall give prompt written notice thereof to Lender, and the following provisions shall apply:

             (1) All proceeds of insurance maintained with respect to the Property (the "Insurance Proceeds") shall be payable to Lender, and Lender is hereby authorized and empowered by Borrower to make proof of loss on, and to collect, settle, adjust or compromise, any claims for loss, damage or destruction under any policy or policies of insurance. Provided, however, that so long as no Event of Default has then occurred, Lender will consult with Borrower in connection with the settlement, adjustment or compromise of any such claim, but such right of consultation shall not affect or diminish the rights of Lender to make all determinations and decisions in respect of the settlement, adjustment or compromise of any such claim. Borrower does hereby indemnify Lender and hold Lender harmless against and from any and all claims and liabilities asserted against Lender in connection with the collection, adjustment or compromise of any insured loss. Each insurer is authorized and directed hereby to make payment under such insurance policies, including return of unearned premiums, directly to Lender instead of to Borrower and Lender jointly, and Borrower appoints Lender, irrevocably, as Borrower's attorney-in-fact to endorse any draft therefor. All such Insurance Proceeds received by Lender shall be held by Lender and applied and disbursed in accordance with the provisions of this Section.


          (2) If the Insurance Proceeds received by Lender for any single occurrence of damage to or destruction of the Property ("Damage") is $500,000.00 or more, Lender may in its sole discretion, elect to apply such Insurance Proceeds to the Mortgage Debt or hold such Insurance Proceeds and apply them to the repair, restoration, or reconstruction of the Property (the "Restoration") in accordance with the procedures set forth in subparagraph (3) below.


          (3) If the Insurance Proceeds received by Lender for any single occurrence of Damage is more than $100,000.00, but less than $500,000.00, no Event of Default has then occurred, and no Leases have been terminated (or the tenants have waived their right to terminate) as a result of the Damage, Lender shall hold such Insurance Proceeds and apply them to the Restoration in accordance with the following: Prior to the commencement of any work and the disbursement of any funds so held by Lender, Borrower shall provide Lender with final plans and specifications for the Restoration (the "Plans and Specifications"), which Plans and Specifications, and the identity of Borrower's architect and engineer(s) ("Borrower's Consultant"), shall be subject to Lender's prior written approval. Each request made to Lender for the disbursement of any portion of the Insurance Proceeds shall be accompanied by a certificate of Borrower's Consultant (in form reasonably acceptable to Lender) in respect of that portion of the Restoration for which payment is claimed to be due. In connection with each such disbursement, Lender also shall receive evidence satisfactory to it that there are then no outstanding mechanics' or materialmen's liens against the Property, that the amount of any previous disbursement has been paid to and received by the party entitled to the same, and that the funds remaining in Lender's possession shall be sufficient to complete such repair, restoration or reconstruction. Lender will impose a ten percent (10%) retainage on all funds advanced. The Restoration shall be completed in a good and workmanlike manner in accordance with the Plans and Specifications. Lender shall not be required to make disbursements more frequently than monthly nor in amounts less than $50,000. In all other respects, the disbursement of Insurance Proceeds shall be made in accordance with Lender's customary procedures for the disbursement of construction advances. Upon the occurrence of an Event of Default, Lender may apply the Insurance Proceeds to the Mortgage Debt in such manner as it shall determine in its discretion.


          (4) If the Insurance Proceeds received by Lender for any single occurrence of damage to or destruction of the Property is $100,000.00 or less, and no Event of

Default has then occurred, such Insurance Proceeds shall be disbursed by Lender to Borrower for the Restoration.



          (5) The balance of any Insurance Proceeds held by Lender after the completion of the Restoration shall, in Lender's discretion, be paid to Borrower or applied by Lender to the Mortgage Debt.



          (6) Nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Property as provided in Section 1.6 hereof or from restoring all damage or destruction to the Property, regardless of whether or not there are Insurance Proceeds available or whether such Insurance Proceeds are sufficient in amount, nor shall anything provided hereinabove limit Lender's right to take such actions as it may in its sole discretion choose to take to protect the security hereof pursuant to Article 3 hereinafter, and the application or release by Lender of any Insurance Proceeds shall not cure or waive any default or notice of default under this Mortgage or invalidate any act done pursuant to such notice.



     1.3  TAXES.
          -----

          A. Borrower shall pay, before the same become delinquent, all taxes, assessments, and governmental charges and impositions of any kind whatsoever for which lien rights exist, which may now or hereafter be assessed or levied upon any part of the Property, or in lieu of or in addition to a tax on the Property (all such charges and payments collectively referred to herein as the "Taxes"). If Borrower fails to pay any such Taxes as aforesaid, Lender may pay same and the amount of such payments shall constitute Lender Advances pursuant to Section
3.4 hereof. Borrower shall deliver to Lender, at its request, receipts for the payment of each item specified above, prior to the date the item will become delinquent. Borrower shall promptly notify Lender of the delinquency in the payment of any Taxes due. Notwithstanding the foregoing, Borrower may contest in good faith, by appropriate proceedings, the payment of Taxes for which Borrower has either paid such Taxes (or portion thereof) as may be required as a condition to instituting such a proceeding, or established on its books or by deposit of cash with Lender, at the option of Lender, a reserve for the payment thereof in such amount as Lender may require, so long as such contest: operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of the Property to pay such item; is maintained and prosecuted with due diligence; and shall not have been terminated or discontinued adversely to Borrower.


          B. Upon the request of Lender, Borrower shall pay to Lender, together with and in addition to the monthly installments of principal and interest provided in the Loan Agreement, an amount (as estimated from time to time by Lender in its sole discretion) equal to one-twelfth (1/12th) of the yearly Taxes assessed against the Property and sufficient funds to pay the insurance premiums required under Section 1.2 when due. Borrower agrees that any funds deposited with or paid to Lender pursuant to this subsection B. shall create only an indebtedness, and not a trust or agency relationship, between Borrower and Lender, which shall be liquidated to the extent of Lender's payments as aforesaid. Unless otherwise required by law, no interest shall be payable on such funds. If the tax escrow payments are not sufficient to pay the Taxes on the date they become due and payable, Borrower shall pay to Lender the amount necessary to make up the deficiency on or before said date. Upon, and any time after, the occurrence of an Event of Default, Lender may, at its option, apply the accumulated escrow balance remaining as a credit against the Mortgage Debt.



     1.4 CONDEMNATION. Borrower shall give Lender immediate notice of the actual
         ------------
or (if known to Borrower) threatened commencement of any eminent domain proceedings affecting any part of the Property, and shall deliver to Lender copies of all papers served in connection therewith. Borrower hereby appoints Lender as its attorney-in-fact, coupled with an interest, and authorizes Lender to collect, receive, and retain, the proceeds of any such award or payment, to give proper receipts therefor and, if an Event of Default has occurred, to adjust, compromise and settle the claim therefor. Lender shall have the right to intervene and participate in any eminent domain proceedings, and Borrower shall consult with Lender in all matters pertaining to the adjustment, compromise or settlement of such proceedings and shall not enter into any agreement with respect to such matters without the prior written consent of Lender, which shall not be unreasonably withheld. Borrower agrees to execute and deliver upon request any other instruments deemed necessary by Lender to confirm or assign to Lender all awards and other compensation to be made for any taking of the Property. Lender may, in its sole discretion, retain and apply any eminent domain award or payment toward payment of the Mortgage Debt or pay same over wholly or in part to Borrower. If a part of the Property shall have been taken in any eminent domain proceedings and the remaining part of the Property shall have been sold in foreclosure of this Mortgage prior to the receipt by Lender of the award or payment, Lender, to the extent permitted by applicable law, shall have the right to receive the award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, and including reasonable counsel fees, costs and disbursements incurred by Lender in connection with the collection of such award or payment.



     1.5  COMPLIANCE WITH LAW, ETC.
          -------------------------


          A. Borrower presently does, and shall continue to, observe and comply with all laws, regulations, zoning and subdivision ordinances, building codes, rules, and orders affecting the Property or the business operations thereon; the terms of each insurance policy applicable to the Property; and all conditions and requirements necessary to preserve and maintain all rights, licenses, permits, privileges, franchises and concessions which are applicable to the Property or business activities conducted at or from the Property, or which have been granted to or contracted for by Borrower or by any tenant under the Leases. Upon receipt, Borrower shall promptly furnish to Lender copies of all notices, orders, summonses, correspondence and other similar items delivered to or served upon Borrower pertaining to any of the foregoing.



          B. Upon receipt, Borrower shall promptly furnish to Lender, or its designee, copies of all correspondence from the Connecticut Department of Environmental Protection (the

"DEP"), the Federal Environmental Protection Agency (the "EPA"), the Occupational Safety and Health Administration, or any similar entity (individually, a "Regulatory Authority") to Borrower (other than routine mass informational mailings) and, upon request, shall direct such entity to send copies of all such correspondence directly to Lender. Borrower shall furnish to Lender copies of all correspondence, permit applications, and property transfer related forms and reports from Borrower to any Regulatory Authority, copies of all periodic reports required by any environmental law or any permit, and copies of all records, forms and documents which Borrower is required to produce or maintain pursuant to any environmental law or any permit. If, as a result of a Spill (as defined below) or a release of hazardous waste, Borrower may be legally obligated to report to or notify any Regulatory Authority, Borrower shall promptly notify Lender in writing that such obligation has been triggered. Failure to comply with this requirement shall constitute an Event of Default hereunder.



          C. Lender may, at any time and from time to time, cause to be conducted and completed by engineers, consultants and others selected by Lender, such investigations, studies, sampling and testing of the condition of the Property and the compliance by Borrower and all occupants of the Property with applicable environmental laws as Lender, in its sole discretion, shall deem reasonably appropriate. All such investigations, studies, sampling and testing shall be at Borrower's expense, provided, however, that Borrower shall not be required to bear such expense so long as there is no Event of Default hereunder, and Lender has no cause to believe, in its reasonable judgment, that there has been a Spill (as defined below) or threatened Spill at the Property or that Borrower is in violation of any environmental law. Borrower agrees to cooperate with Lender and all persons retained by Lender to conduct such investigations and to provide them with access to the Property and the books and records of Borrower.



          D. Borrower shall indemnify Lender and hold Lender harmless from and against all loss, liability, damage and expense, including attorneys' fees and diminution in property value, suffered or incurred by Lender, whether as holder of this Mortgage, as mortgagee in possession or as a successor in interest to Borrower as owner of the Property by virtue of foreclosure or acceptance of a deed in lieu of foreclosure under or on account of any remedial or other environmental or health and safety related obligation imposed by laws such as Chapter 446K of the Connecticut General Statutes Revision of 1958, as amended (the "Act") or related regulations, or any similar applicable federal laws or regulations, including the assertion of any lien thereunder; with respect to any release, discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solid, liquid or gaseous products or hazardous waste which, if contained or removed or mitigated by the State of Connecticut, could give rise to a lien under Connecticut General Laws Section 22a-452a, as amended (a "Spill") affecting the Property (whether or not the same originates or emanates from the Property or any contiguous real estate) including any loss of value of the Property as a result of such Spill; and with respect to any other matter affecting the Property and governed by the provisions of the Act, other environmental or health and safety laws, their related regulations, or any similar applicable federal laws or regulations

          E. In the event of any Spill or release affecting the Property, whether or not the same originates or emanates from the Property or any contiguous real estate, Borrower shall contain, remove or mitigate same in accordance with applicable laws and regulations and any directives of the State of Connecticut. If Borrower shall fail to remedy such Spill or otherwise comply with any of the requirements of the Act or related regulations or any other environmental law or regulation, Lender may at its election, but without the obligation to do so, give such notices and/or cause such work to be performed at the Property and/or take any and all other actions as Lender shall deem necessary or advisable in order to remedy the Spill or cure such failure of compliance in order to protect its security in interest in the Property, and any amounts paid as a result thereof shall be reimbursed by Borrower upon demand by Lender, shall bear interest at the "Default Rate" provided for in the Loan Agreement, and shall be secured by the lien of this Mortgage. Borrower shall provide Lender, its agents and contractors access to the Property for such remedial work to occur. Borrower hereby indemnifies and holds Lender harmless from all loss, expense and liability arising out of such remedial activity.



     1.6  MAINTENANCE AND REPAIR: INSPECTION
          ----------------------------------


          A. Borrower shall keep and maintain the Property in good condition, working order and repair; not permit, commit or suffer any waste of the Property; (i) not permit the Property or any part thereof to become vacant, deserted or unguarded; (ii) repair, replace, rebuild or restore any part of the Property which may be damaged or destroyed by any casualty or affected by eminent domain, whether or not the proceeds of any insurance or eminent domain proceedings are available therefor; (iii) complete and pay for when due any construction undertaken on the Property; and (iv) make all other repairs and replacements to the Property which Lender may reasonably require. All such work shall be done promptly in good and workmanlike manner.



          B. Lender and any person authorized by Lender shall have the right to enter and inspect the Property at all reasonable times.



     1.7  SALE. ENCUMBRANCE AND USE.
          --------------------------


          A. Borrower shall not, without Lender's prior written consent, which may be withheld in Lender's sole discretion for any reason whatsoever, initiate or allow any Transfer (as defined in subsection C. below) of title to all or any part of the Property; voluntarily create or grant any liens, mortgages or encumbrances against such title; initiate or allow any change in the nature of the use and occupancy of the Property, including any such change which materially increases the possibility of a Spill; or record any Declaration of Common Interest Community.



          B. Borrower shall keep and maintain the Property free from the claim of all persons supplying labor or materials in connection with the construction or repair of any Improvements constituting a part of the Property. Borrower shall furnish, at Lender's request, all waivers and releases of liens or claims upon or with respect to the Property or any Service Equipment.

          C.  The term "Transfer" as used in this Section 1.7 shall mean:



              (1) any sale, conveyance, transfer, gift or other disposition of the Property or any interest therein, whether voluntary, involuntary, or by operation of law, or Borrower's entry into any contract or option agreement to accomplish same;


              (2) if Borrower is a limited liability company, any transfer of a member's interest, whether caused by the member's death or otherwise, or any change in the articles of organization or operating agreement of the company, or any change in a manager of the company, or any termination of the company.


              (3) any dissolution or liquidation of, or the filing of a suit to dissolve or liquidate, a corporate or partnership Borrower;


              (4) a lease or leases of the Land, Improvements or Service Equipment, wherein the proposed tenant or tenants do not intend to occupy the Property but intend to sell, sublease or assign their interest to effectuate a long-term lease or sale and leaseback for financing purposes;


              (5) any other act by which the economic benefit, entrepreneurial risk or management responsibility with respect to the Property is shifted to someone other than Borrower.


          D. Borrower shall promptly notify Lender if any lien, attachment or encumbrance is recorded against the Property without Borrower's consent and will cause the lien to be canceled and discharged of record within thirty (30) days after its recording.


          E.  Any attempted action contrary to the provisions of this Section
1.7 shall be void, but shall constitute an Event of Default hereunder. Borrower agrees that if the ownership of the Property or any part thereof becomes vested in a person or entity other than Borrower, Lender may, upon notice to Borrower, deal in any way with such successor or successors in interest without in any way impairing or discharging Borrower's liability hereunder, under the 4,5 or the Mortgage Debt.


      1.8 LEASES. Borrower shall not take any action, the effect of which would
          ------
be to cause any Lease to cease to be in full force and effect, and will not, except with the prior written consent of Lender, cancel or terminate any Lease, or consent to any cancellation, termination or surrender thereof, or any assignment thereof; amend, modify or subordinate any Lease; enter into any new Lease; waive any default under or breach of any Lease; or consent to any prepayment or discount of rent or advance rent under any Lease. Lender shall have the right to review reasonably refuse written consent to any of the above proposed actions of Borrower based upon the substance of the proposed transaction, the creditworthiness of Borrower or the tenant, and the financial condition of the Property.

     1.9 PROPERTY INCOME. Borrower hereby assigns, transfers and grants a
         ----------------
security interest to Lender in and to the Property Income to secure the Mortgage Debt. Borrower shall not otherwise assign, transfer or encumber the Property Income in any manner. Borrower may, so long as no Event of Default has occurred hereunder, collect and use the Property Income, as the same becomes due and payable, but may not collect same more than thirty (30) days in advance of the date the same becomes due. Upon the occurrence of an Event of Default, the permission hereby given to Borrower to collect the Property Income shall terminate. The foregoing provisions hereof shall constitute an absolute and present assignment of the Property Income, subject, however, to the conditional permission given to Borrower to collect and use such Property Income as hereinabove provided. The existence or exercise of such right of Borrower shall not operate to subordinate this assignment to any subsequent assignment, in whole or in part, and any such subsequent assignment by Borrower shall be subject to the rights of Lender hereunder.



     1.10 REMOVALS, ALTERATIONS AND DEMOLITION. Improvement or Service
          -------------------------------------
Equipment shall be removed, altered, demolished or erected without the prior written consent of Lender. All such changes, additions and alterations shall become part of the Property immediately upon installation. Any replacement equipment shall constitute Service Equipment and be subject to the lien of this Mortgage.



     1.11 PROTECTION OF LIEN AND OTHER EXPENSES. Borrower shall pay, indemnify,
          -------------------------------------
defend and hold Lender harmless from: all costs, disbursements, expenses and reasonable counsel fees incurred by Lender in connection with protecting or sustaining the lien of this Mortgage; any proceeding, action, suit, hearing, motion or application in which Lender is a party by reason hereof or in which, in Lender's opinion, it becomes necessary to defend and uphold the terms or priority of this Mortgage; the preparation for enforcement of the Loan Documents after the occurrence of an Event of Default and negotiations with Borrower in connection with the existence or cure of such an Event of Default; any proposed refinancing by Lender of the Mortgage Debt; the transfer of the Property in lieu of foreclosure; the approval by Lender of actions taken or proposed to be taken by Borrower or others, which approval is required by the terms of this Mortgage or other Loan Documents; and all damages, reasonable costs and expenses (including, without limitation, attorney's fees) paid by or imposed upon Lender in connection with any bodily injury, death or property damage occurring in or upon, or in the vicinity of, the Property through any cause whatsoever or asserted against Lender on account of any act performed or omitted to be performed hereunder (other than such acts or omissions constituting the gross negligence of Lender) or on account of any transaction arising out of or in any way connected with the Property, this Mortgage or the Mortgage Debt.


     1.12 ESTOPPEL CERTIFICATES: INSTRUMENTS OF FURTHER ASSURANCE. Borrower
          --------------------------------------------------------
shall deliver to Lender within ten (10) days after any request a duly acknowledged certificate setting forth the amount of principal and interest due and payable on the Loan and whether any offsets or defenses exist with respect to this Mortgage or the Mortgage Debt. Upon Lender's request, Borrower shall use its best efforts and due diligence to obtain delivery of the duly acknowledged certificate of any person having or acquiring an interest in or encumbrance on all or any part of the Property setting forth the nature and extent of the interest and stating that the interest is subordinate to this Mortgage and whether any offsets or defenses exist with respect to this Mortgage or the Mortgage Debt.



     1.13 BOOKS, RECORDS AND ACCOUNTS. Borrower shall keep and maintain
          ---------------------------
proper and accurate books, records and accounts reflecting all items of income and expense received or paid by Borrower or any other person in connection with the Property and all business operations conducted at or from the Property. Lender shall have the right at any time during normal business hours to examine and copy any such books, records and accounts wherever located.



     1.14 FINANCING STATEMENT AND SECURITY AGREEMENT.
          ------------------------------------------


          A. This Mortgage constitutes a security agreement and is intended to be effective as a financing statement pursuant to the Connecticut Uniform Commercial Code. Borrower hereby grants to Lender a security interest in the Service Equipment, Leases, Property Income and other personal property included in the Property, and all replacements thereof, substitutions therefor, additions thereto and proceeds thereof, as well as the personal property described on Schedule D attached hereto and made a part hereof (collectively, the "Personal Property") as security for the Mortgage Debt. Lender is the secured party and Borrower is the debtor with respect to this financing statement and the mailing addresses of the secured party and the debtor for the purpose of this financing statement are set forth in Section 4.4 hereof. Upon request, Borrower shall execute and deliver to Lender any security agreement, financing or continuation statement or other document Lender deems necessary to protect or perfect its lien on the Service Equipment, and pay all filing fees and other costs, disbursements, expenses and reasonable counsel fees incurred by Lender in connection therewith. Borrower authorizes Lender, to the extent permitted by applicable law, to sign and file any financing or continuation statement at any time with respect to the Service Equipment in the absence of any signature by or on behalf of Borrower.


          B. Borrower hereby warrants, represents and covenants as follows: except for the security interest granted hereby, Borrower is, and as to the portions of the Personal Property to be acquired after the date hereof will be, the sole owner of the Personal Property free from any lien, security interest, encumbrance or claim thereon of any kind whatsoever. Borrower will notify Lender of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the Personal Property or any interest therein; Borrower will not assign, pledge, encumber, lease, sell, convey or in any manner transfer the Personal Property or portions thereof without the prior written consent of Lender, except as otherwise permitted under the Loan Documents, and all of the Personal Property attached to, incorporated into or to be incorporated into the Property will be kept free and clear of all chattel mortgages, liens, conditional vendor's liens, encumbrances and security interests, except as expressly waived in writing by Lender; the Personal Property is not and will not be used or acquired for personal, family or household purposes; the Personal Property will be kept on or at the Property, and

Borrower will not remove any portion or item of Personal Property affixed or attached to the Property without the prior written consent of Lender, except such portions or items of Personal Property which are consumed or worn out in ordinary usage, and are promptly replaced by Borrower with new items of equal or greater quality; and notwithstanding any release of any or all of the Property which is deemed "real property", any proceedings to foreclose this Mortgage or the release of this Mortgage of record, the terms hereof shall survive as a security agreement with respect to the security interest created hereby until the repayment or satisfaction in full of the Mortgage Debt.



     1.15 REQUIRED NOTICES. Borrower shall notify Lender promptly of the
          ----------------
occurrence of any of the following: (i) an event requiring notice with respect to the following matters under the following subsections of this Mortgage:

          1.2.C.     (Loss or Damage to Property)
          1.3.B.     (Taxes)
          1.4.A.      (Condemnation)
          1.5.B.     (Compliance with Law)
          1.7.D.     (Recordation of Liens)
          1.10. (Removal of Improvements and Service Equipment) 1.20B.&D. (Compliance of Construction with Law);


(ii) receipt of notice from any governmental authority relating to the Property;
(iii) receipt of any notice from the holder of any other lien or security interest in the Property; or (iv) commencement of any judicial or administrative proceedings by or against or otherwise affecting Borrower, the Property or any entity controlled by or under common control of Borrower, or any other action by any creditor thereof as a result of any default under the terms of any loan.


     1.16  OTHER DOCUMENTS. Borrower upon request shall deliver to Lender copies
           -----------------
or originals of all reports, licenses, permits, approvals, orders, contracts, agreements, rights, options, franchises and applications relating to or affecting the Property and all business operations conducted at or from the Property.


     1.17 GENERAL REPRESENTATIONS AND WARRANTIES. Borrower represents and
          --------------------------------------
warrants that as of the date of this Mortgage:


          A. Borrower is generally paying its debts as such debts become due, the fair market value of its assets exceeds its liabilities and no bankruptcy or insolvency proceedings are pending or contemplated by or against Borrower.



          B. All reports, statements and other data furnished by Borrower to Lender in connection with the Loan are true, correct and complete in all material respects and do not omit any fact or circumstance which would make the statements contained therein misleading; present fairly the financial position of Borrower as of the date stated therein, and the results of Borrower's operation and changes in financial position for the years then ended and the statements are prepared in conformity with generally accepted accounting principles applied on a consistent basis; and that no material adverse change has occurred in the financial condition of Borrower or the Property since the date of said financial statement.

          C. The Property and all Improvements thereon have not suffered any damage from fire or other casualty, no part of the Property has been condemned or taken by eminent domain and no condemnation or other taking of the Property or any part thereof is threatened or pending, or has been threatened with, any other title proceedings.

          D. To Borrower's best knowledge, there does not now exist on, under or within the Property (or any contiguous land included in the legal description of the Property within three years prior to the date hereof) any Spill. To Borrower's best knowledge, there does not now exist any condition, nor will the current or proposed operations cause there to exist any condition upon the Property or said contiguous land which would materially increase the possibility of the occurrence of a Spill, or a material violation of the Act or any related regulations or any similar federal laws or regulations.

          E. Borrower if a corporation, is a valid corporation in good standing under the laws of the jurisdiction of incorporation and is authorized to do business in the State of Connecticut, if a limited liability company, is a valid limited liability company, legally existing under the laws of the jurisdiction of its formation, and is authorized to do business in the State of Connecticut, or if a limited partnership, is a valid limited partnership legally existing under the laws of the jurisdiction of its formation and is authorized to do business in the State of Connecticut.

          F. Borrower has the legal capacity and is authorized to execute and deliver all Loan Documents; the Loan Documents are valid and binding obligations enforceable in accordance with their respective terms, and the execution and delivery thereof do not contravene any contract or agreement to which Borrower is a party or by which Borrower or any of its respective properties may be bound, and do not contravene any law, order, decree, rule or regulation to which Borrower is subject.

          G. There is no action, suit or proceeding pending, or, to the knowledge of Borrower, threatened against or materially affecting Borrower or the Property or the business operations conducted at or from the Property or which involve the possibility of any judgment or liability not fully covered by insurance or which, in Borrower's opinion, might result in any adverse change in the business, assets or operations of Borrower which would, in any way, materially and adversely affect the Property or the validity or enforceability of the Loan Documents.

          H. Borrower is not a party to or bound by any contract, agreement or other instrument, or subject to any charter or other restriction or any judgment, order, writ, injunction, decree, rule or regulation which now or in the future may materially and adversely affect the business, operations, properties, assets or condition, financial or otherwise, of Borrower.

          I. Borrower has filed all required federal, state and local tax returns, and no claims have been asserted and/or unpaid with respect to such taxes.

          J. The Property has frontage on, and direct access for ingress and egress to, the public street(s) appurtenant thereto.

          K. Electric, gas, sewer, septic, water facilities and any other necessary utilities are or will be, available in sufficient capacity to service the Property satisfactorily, and any easements necessary to the furnishing of such utility service by Borrower have been or will be obtained and duly recorded.

          L. Borrower is not in default under the terms of any instrument evidencing or securing any indebtedness of Borrower and there has occurred no event which would, if uncured or uncorrected, constitute a default under any such instrument with the giving of notice, passage of time, or both.

          M. Borrower (and the undersigned representative of Borrower, if any) has full power and authority to subject the Property to this Mortgage and to execute and deliver the Note, this Mortgage, the Loan Documents and all other documents and instruments required of it by Lender. No consent of any person or entity and no consent, approval, or authorization is required by Borrower in connection with the foregoing.

     1.18 PREJUDGMENT REMEDY WAIVER. Borrower hereby represents and agrees
          --------------------------
that the transaction of which this Mortgage is a part is a commercial transaction as defined by the statutes of the State of Connecticut. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE, JUDICIAL HEARING OR PRIOR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTION 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES LENDER MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY LENDER'S ATTORNEY, AND LENDER ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF LENDER TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY LENDER BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR

COUNTERCLAIMS OF BORROWER OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY LENDER. BORROWER ALSO WAIVES ANY AND ALL OBJECTION WHICH IT MIGHT OTHERWISE ASSERT, NOW OR IN THE FUTURE, TO THE EXERCISE OR USE BY LENDER OF ANY RIGHT OF SETOFF, REPOSSESSION OR SELF HELP AS MAY PRESENTLY EXIST UNDER STATUTE OR COMMON LAW, AND TO THE EXTENT PERMITTED BY LAW, THE BENEFITS OF ALL PRESENT AND FUTURE VALUATION, APPRAISEMENT, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.


     1.19 WAIVER OF TERMINATION RIGHTS. Borrower hereby waives, for itself and
          ----------------------------
any of its assigns who assume this Mortgage, any right it or they may have under
Section 49-2(c)(7) of the Connecticut General Statutes, as amended, or otherwise, to terminate the right of Lender to make "optional future advances" as defined under said statute, including without limitation, Loan Advances made by Lender pursuant to this Mortgage, the Loan Agreement and/or any other Loan Documents.


                                   ARTICLE 2
                                    DEFAULT
                                    -------


     2.1  EVENTS OF DEFAULT
          -----------------

          Any one or more of the following shall constitute an "Event of Default" hereunder:


          A. The failure to pay any portion of the Mortgage Debt in full by the Maturity Date or the failure to pay any other installment of principal and/or interest or any other sums due with respect to the Mortgage Debt upon maturity or on or prior to the date when such installment is otherwise due and payable.


          B. The occurrence of an Event of Default (as defined therein) under, or demand for the payment of, any Loan Documents beyond any grace periods set forth in said agreements, if any.


          C. The breach of any covenant or obligation of Borrower contained in Sections 1.2, 1.3, 1.7, 1.8, 1.9, or 3.4 hereof.


          D. The actual or threatened waste, removal or demolition of, or material alteration to, any part of the Property without Lender's prior written consent.

          E. The failure to observe or perform any other agreements, covenants or representations of Borrower contained in this Mortgage for a period of thirty
(30) days after the occurrence of such failure.


          F. The occurrence of a default under, or demand for the payment of, any other note or obligation secured by a mortgage on or security interest in the Property.


          G. The cancellation, revocation, suspension or failure to receive a grant or renewal of any and all franchises, concessions, licenses and permits pertaining to or necessary for the construction and operation of the Improvements on the Property.


          H. The taking of all or any part of the Property through condemnation, or if the value of the Property shall be impaired by condemnation or casualty, either temporarily for a period in excess of thirty (30) days, or permanently.


          I. If Borrower shall be deprived of title, possession or control of the Property by process or operation of law or order of any court, or if any foreclosure proceeding shall be instituted with regard to any lien or mortgage of any kind affecting the Property.


                                   ARTICLE 3
                                   REMEDIES
                                   ---------

     Whenever an Event of Default shall have occurred, Lender may take any one or more of the following remedial steps:


     3.1  ACCELERATION. Lender may declare, without demand or notice to
          ------------
Borrower, the outstanding principal amount of the Loan and the interest accrued thereon, and the Mortgage Debt, to be due and payable immediately, and upon such declaration such principal and interest and other sums shall immediately become, and be, due and payable.


     3.2  FORECLOSURE. Lender may foreclose this Mortgage and exercise its
          -----------
rights as a secured party for all or any portion of the Mortgage Debt which is then due and payable, subject to the continuing lien of this Mortgage for the balance not then due and payable. If this Mortgage is foreclosed there shall be included in the Mortgage Debt, to the extent permitted by law, the costs, disbursements, and fees paid or incurred by Lender in connection with such foreclosure.


     3.3  POSSESSION OF PROPERTY: APPOINTMENT OF RECEIVER.
          -----------------------------------------------


          A. Without notice to Borrower, and without regard to the adequacy of the security for the Mortgage Debt, proof of depreciation of the value of the Property or the financial condition of Borrower, Lender may, at its option: by itself or by agent, with or without bringing any action, suit or proceeding, immediately enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in subsection 3.3 C. hereof; make application to a court of competent jurisdiction for and obtain the immediate ex parte appointment of a receiver authorized to immediately enter upon and take possession and control of the Property and the Property Income with those rights and powers more particularly set forth in subsection 3.3 C. hereof; without taking possession and control of the Property, collect directly all Property Income due to Borrower with full rights and powers to notify all parties liable to make payments of Property Income to make said payments directly to Lender or its agents, and Lender or its agents shall have the further power and authority to sue for or otherwise collect and receive all Property Income; or (iv) exercise any or all of the remedies available to a secured party under the Uniform Commercial Code, including, without limitation:


          (1) Either personally or by means of a court appointed receiver, taking possession of all or any of the Service Equipment or any other part of the Property which is personal property (the "Personal Property") and thereafter holding, storing, using, operating, maintaining and controlling the Personal Property, and exercising all rights and powers of Borrower in respect thereof. If Lender demands or attempts to take possession of the Personal Property, Borrower shall promptly to turn over and deliver complete possession thereof to Lender;


          (2) Without notice to or demand upon Borrower, making such payments and doing such acts as Lender may deem necessary to protect its security interest in the Personal Property;


          (3) Requiring Borrower to assemble the Personal Property, or any portion thereof, and make it available to Lender at a place designated by Lender and reasonably convenient to both parties. Lender and its agents and representatives shall have the right to enter upon any or all of Borrower's property to exercise Lender's rights hereunder; and


          (4) Selling, leasing or otherwise disposing of the Personal Property at public sale, with or without having the Personal Property at the place of sale, and upon such terms and in such manner as Lender may determine. Lender may be a purchaser at any such sale. Borrower agrees that sales for cash or on credit to a wholesaler, retailer, or user of property of the type of the Personal Property, or at public or private auction, are all commercially reasonable. Notwithstanding any other notice provision in this Mortgage or the Loan Documents, unless the Personal Property is perishable or threatens to decline speedily in value, or is of a type customarily sold on a recognized market, Lender shall give Borrower reasonable notice of the time and place of any public sale thereof, or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if such notice is mailed to Borrower as provided in Section
4.4 hereof, at least five (5) days before the time of the sale or other disposition.


          B. Borrower hereby waives to the fullest extent permitted by law all rights to prior notice or court hearing in connection with any action by Lender of the types set forth in subsections 3.3 A.(1), (2), and (3) above, and Borrower further waives any requirement that Lender provide any bond, surety, or other security in connection with any said action.

          C. If Lender, Lender's agent and/or a receiver enters upon and takes possession and control of the Property and/or the Property Income pursuant to subsections 3.3 A.(1), (2) and/or (3), such person or entity shall have all of Borrower's rights and powers with respect to the Property and/or the Property Income in addition to such other rights and powers as may subsequently be authorized including without limitation the right and power to: hold, store, use, operate, manage and control the Property and conduct the business which is or may be conducted therefrom; make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements to the Property and purchase or otherwise acquire additional fixtures, personalty and other property; obtain such insurance with respect to the Property and the business operations conducted therefrom as may be determined necessary; manage and operate the Property and the business conducted therefrom and exercise all the rights and powers of Borrower in its name or otherwise with respect to the same; enter into agreements with others to exercise the powers herein granted, all as Lender, its agents or a receiver from time to time may determine; collect and receive all Property Income; enforce all terms of existing Leases at the Property and all other contracts or agreements pertaining to the Property or the business operations conducted therefrom; and enter into such new or additional leases and such other contracts or agreements pertaining to the Property or the business operations conducted at or from the Property from time to time as Lender, its agents or the receiver may determine necessary in its sole discretion.


          D. All Property Income collected by Lender, Lender's agent or a receiver pursuant to subsections 3.3 A.(1), (2) or (3) above, shall be applied to the following in such order of priority as Lender may determine in its sole discretion: (i) interest and principal due on the Mortgage Debt; (ii) taxes, assessments and insurance premiums due with respect to the Property and/or the business operations conducted from the Property; (iii) all costs and expenses of constructing the Improvements, operating, maintaining, repairing and improving the Property and conducting the business operations which are or may be conducted at the Property; and (iv) the compensation, salaries, expenses and disbursements of any agents, employees, attorneys or other representatives of Lender, Lender's agent or the receiver in connection with the possession, control, construction of the Improvements and/or operation of the Property and the business operations conducted therefrom, expressly including the payment of any management agent's fees, and in the event Lender manages the Property itself with its own employees, Lender shall be entitled to charge and collect a management fee equal to the customary management agent's fee charged for performing similar management functions in the area where the Property is located.


          E.  Lender, its agents, or any receiver acting pursuant to subsections
3.3 A.(1), (2) or (3) hereof shall in no event be liable or accountable for more monies than actually are received from the Property during the period during which Lender, its agent or any receiver actually is in possession and control of the Property. Neither Lender, its agents nor any receiver shall be liable or accountable in any manner for the failure to collect Property Income for any reason whatsoever.

          F. All costs, expenses and liabilities of every character incurred by Lender in managing, operating and maintaining the Property, not paid from Property Income as hereinabove provided, shall constitute and be treated as Lender Advances pursuant to Section 3.4 hereof.

          G. Borrower shall pay monthly, in advance, to Lender, its agent or any receiver in possession and control of the Property pursuant to subsections
3.3 A.(1), (2) or (3) above, the fair and reasonable rental value for all or any part of the Property which is in the use, occupancy and possession of Borrower.


          H. In the event of foreclosure, Lender, its agent or any receiver acting pursuant to subsections 3.3 A.(1), (2) or (3) above, may remain in possession of the Property until (i) the foreclosure sale; (ii) the redemption of the Property; or (iii) the expiration of any redemption period of the United States of America extending subsequent to the foreclosure sale, if a deficiency exists. Lender, its agents or the receiver shall incur no liability for, nor shall Borrower assert any claim or setoff as a result of, any action taken while Lender, its agent or a receiver is in possession of the Property.


     3.4  LENDER ADVANCES
          ---------------

          A. Lender may, without notice or demand, pay any amount which Borrower has failed to pay, or perform any act which Borrower has failed to perform hereunder, including, without limitation, (i) the payment of insurance premiums and/or the furnishing of insurance required under Section 1.2 hereof;
(ii) the payment of Taxes required under Section 1.3 hereof; (iii) the performance of and the payment for repairs and replacements required under
Section 1.6. hereof; (iv) the cost of discharging any liens or encumbrances under subsection 1.7.D. hereof; (v) all expenses incurred or other amounts paid by Lender pursuant to Section 1.11 and 1.14 and Article 3 hereof; (vi) the payment of costs attendant to Lender's possession as set forth in subsection 3.3.F. hereof; and (vii) the payment of sums for all purposes for which Loan Advances are otherwise allowed under the Loan Agreement. The costs, disbursements, expenses and reasonable counsel fees incurred by Lender in connection with the foregoing, together with interest thereon from the date the expense is paid or incurred at the highest interest rate allowed under the Loan Agreement ("Lender Advances"), shall be (x) added to the Mortgage Debt, (y) payable on demand to Lender, and (z) secured by the lien of this Mortgage, prior to any right, title, interest, lien or claim attaching or accruing to the Property subsequent to the lien hereof.


          B. Lender, in making any Lender Advances which relate to Taxes asserted against the Property, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy or validity thereof; insurance premiums, may do so according to any notice, bill, statement or estimate procured from the appropriate insurer without inquiry into the accuracy or validity thereof; any apparent or threatened adverse title, lien or encumbrance, shall be the sole judge of the legality or validity of same; the expense of repairs or replacement of any Property, shall be the sole judge of the state of repairs and the necessity for incurring the expense of any such repairs or replacement; any other purpose referred to in subsection 3.4.A. above, may do so whenever, in its sole judgment and discretion, such payment shall seem necessary or desirable to protect the full security intended to be created by this Mortgage.



     3.5 NO MARSHALLING. Lender shall not be compelled to release, or be
         --------------
prevented from foreclosing or enforcing this Mortgage upon all or any part of the Property, unless the entire Mortgage Debt shall be paid; required to accept any part or parts of the Property, as distinguished from the entire whole thereof, as payment of or upon the Mortgage Debt to the extent of the value of such part or parts; compelled to accept or allow any apportionment of the Mortgage Debt to or among any separate parts of the Property; or prevented from selling the Property in one or more parcels or as an entirety, and in such manner and order, as Lender in its sole discretion may elect.


     3.6 LENDER'S DISCRETION. Lender, in exercising any remedy provided herein
         -------------------
under which it may make payments or perform actions which Borrower has failed to do or make, may do so in its sole discretion whenever in its opinion such payment or performance is necessary or desirable to protect the full security intended by this Mortgage.


     3.7 REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to
         -------------------
Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Mortgage or now or hereafter existing at law or in equity.


     3.8 DELAY OR OMISSION NO WAIVER. No delay or omission on the part of Lender
         ---------------------------
to exercise any of its rights hereunder or under any of the Loan Documents shall impair or operate as a waiver of Lender's right to exercise such right or any other right of Lender hereunder or under the Loan Documents. In order to entitle Lender to exercise any remedy reserved to it in this Mortgage, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Any waiver, express or implied, of any breach or default hereunder shall not constitute a waiver of any subsequent or different breach or default.


     3.9 POWER OF ATTORNEY. Borrower hereby irrevocably appoints, grants and
         -----------------
constitutes Lender its attorney-in-fact, coupled with an interest, to so execute, deliver and submit all applications, requests, forms or reports of any kind for all applicable, desirable or necessary licenses, permits, approvals, authorization, tax credits or abatements or benefits, of any kind relating, applicable to or affecting the use and enjoyment of, or construction on, or the business operations conducted at or from the Property; provided, the foregoing
                                                       --------
power of attorney shall be exercisable by Lender only after the occurrence of one or more Events of Default. Any party dealing with Lender shall not be required to investigate the right of Lender to exercise its authority or to take any action under or pursuant to this power of attorney nor inquire as to whether or not any Event of Default exists or has occurred.

     3.10  NO MERGER. If Lender shall acquire title to the Property by
           ---------
conveyance from Borrower or as a result of the foreclosure of any other mortgage which Lender at any time holds with respect to the Property, this Mortgage shall not merge in the fee of the Property but shall remain and continue as an existing and enforceable lien for the Mortgage Debt secured hereby until the same shall be released of record by Lender in writing.

                                   ARTICLE 4
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     4.1  FUTURE ADVANCES. This is an "Open-End Mortgage" securing a commercial
          ---------------
revolving loan and the holder hereof shall have all of the rights, powers and protections to which the holder of any Open-End Mortgage securing a commercial revolving loan is entitled under Connecticut law. Upon request Lender may, in its discretion, make future advances to Borrower pursuant to the Loan Agreement. Any future Revolving Loan Advance, and the interest payable thereon, shall be secured by this Mortgage, whether or not a promissory note evidences such Revolving Loan Advance, provided that Lender records such Revolving Loan Advance in its books and records. At no time shall the principal amount of the Mortgage Debt exceed the full amount of the Loans authorized in the Loan Agreement, nor shall the maturity of any future advance secured hereby extend beyond the date the final principal payment is due on the Loans.


     4.2  GOVERNING LAW; BINDING EFFECT. The rights and duties of Borrower and
          -----------------------------
Lender under this Mortgage shall be governed by the internal laws of the State of Connecticut. All covenants, conditions and agreements herein shall run with the land, and shall bind the heirs, executors, administrators, successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns.


     4.3  MODIFICATIONS, ETC. No provision of this Mortgage may be waived,
          ------------------
modified or discharged, including, without limitation, by conduct, custom or course of dealing, other than by an express writing signed by the party against whom enforcement of such waiver, modification or discharge is sought.


     4.4  NOTICE. Any notice, report, demand or other written instrument
          ------
required under Section 1.15 hereof, or otherwise permitted or required to be given, made, or sent under this Mortgage, shall be in writing, signed by the party giving or making the same, and shall be sent hand-delivered, effective upon receipt, sent by United States Express Mail or by overnight courier, effective upon receipt, or sent by certified mail, postage prepaid, return receipt requested, deemed effective on the earlier of the day of actual delivery as shown by the addressee's return receipt or the expiration of three (3) business days after the date of mailing, addressed to the party intended to receive the same at the address set forth below:

If to Lender:                               with a copy to:
------------
People's Bank                               Pepe & Hazard LLP
850 Main Street                             Goodwin Square
Bridgeport, CT 06604-4913                   Hartford, CT 06103-4302
Attn: Peter Coates, Vice President          Attn: James C. Schulwolf, Esq.


If to Borrower:                             with a copy to:
--------------
Star Struck, Inc.                           Meyers Breiner & Neufeld LLP
8 Francis J. Clarke Circle                  55 Walls Drive
P.O. Box 308                                Fairfield, CT 06430
Bethel, CT 06801-0308                       Attn: Alexander Breiner, Esq.
Attn: Kenneth Karlan


Any party hereto shall have the right to change the place to which any such notice shall be sent by a similar notice sent in like manner to all parties hereto.


     4.5  NO AGENCY OR JOINT VENTURE. Nothing contained in this Mortgage shall
          --------------------------
be construed to cause Borrower to become the agent for, or a joint venturer with, Lender for any purpose whatsoever, nor shall Lender be responsible for any shortage, discrepancy, damage, loss or destruction of any part of the Property for whatever cause unless same is the direct result of the gross negligence of Lender. Whether or not Lender elects to employ any or all remedies available to it upon demand or after the occurrence of an Event of Default under the Loan Documents, Lender shall not be liable for the payment of any expense incurred in connection with the exercise of any remedy available to Lender or for the performance or nonperformance of any other obligation of Borrower.


     4.6  SEVERANCE. The invalidity or unenforceability of any one or more
          ---------
phrases, sentences, clauses or sections contained in this Mortgage shall not affect the validity or enforceability of the remaining portions of this Mortgage, or any part thereof.


     4.7  INTERPRETATION. In this Mortgage, unless the context otherwise
          --------------
requires, (i) the term "Borrower" shall mean and include any guarantor of all or any part of the Mortgage Debt or any other person directly or indirectly responsible for the payment of all or any part of the Mortgage Debt; and (ii) the use of any gender shall include the other genders and either the singular or the plural shall include the other. This Mortgage shall be interpreted without regard to any presumption or other rule requiring construction against the party which drafted this Mortgage.


     4.8  CAPITALIZED TERMS. Any capitalized words used in this Mortgage and
          -----------------
not herein defined shall have the meanings ascribed to such terms in the Loan Documents.

     NOW, THEREFORE, if all agreements and provisions contained herein are fully kept and performed by Borrower, and all the Mortgage Debt shall be fully paid in all respects, then this deed shall be void; otherwise to remain in full force and effect.


     IN WITNESS WHEREOF, Borrower has caused this instrument to be executed and delivered as of the date first above written.


Signed, sealed and delivered        BORROWER:
in the presence of:                 STAR STRUCK, INC.


 /s/  Alexander Breiner                 /s/   Kenneth Karlan
___________________________        By:________________________
Name: Alexander Breiner             Name:     Kenneth Karlan
                                    Title:    President

 /s/  Frank Lucchesi
____________________________
Name: Frank Lucchesi



STATE OF CONNECTICUT      )
                          )ss. Southport
COUNTY OF FAIRFIELD       )


     On this 29th day of October, 1998, before me, the undersigned officer, personally appeared Kenneth Karlan, President of STAR STRUCK, INC., signer and sealer of the foregoing instrument and acknowledged the same to be her/his free act and deed and the free act and deed of said corporation.


                                   /s/   Alexander Breiner
                                  ----------------------------------
                                         Alexander Breiner
                                  Commissioner of the Superior Court

                                  SCHEDULE A
                                  ----------

All that certain piece or parcel of land, with improvements thereon, located in the Town of Bethel, County of Fairfield and State of Connecticut, shown and designated as Lot No. 28 on a certain map entitled, "Town of Bethel, Connecticut, Francis J. Clarke Industrial Park, Subdivision Plan, Prepared for Bethel Economic Development Commission by Lord-Wood, Larson Assoc., Inc., Engineers & Planners, Kasper Assoc., Surveyors and Engineers, Dated July 9, 1984, Revised October 9, 1984, Scale 1" - 100'," which map is certified by
Paul F. Varko, L.S. No. 11627 and which map was filed in the Land Records of the Town of Bethel on October 24, 1984, in Map File No. 18, Map Nos. 172, 173 and 174.

     Together with the right to pass and repass for all purposes over the roads as shown on the above map to and from Route 53.

     Said premises are further described as follows:

     All that piece or parcel of land as shown on a map entitled, "PLOT PLAN, LOT NO. 28, FRANCIS J. CLARKE CIRCLE, BETHEL, CONNECTICUT, SCALE 1" - 40', DATED 5/27/87 BY KASPER ASSOCIATES, JAMES J. KENNY CONN. L.S. LIC. #7027."

     Commencing at a point said point being the northeasterly corner of the parcel herein described said point being the northwesterly corner of other lands of the Town of Bethel said point also being on the southerly street-line of Francis J. Clarke Circle;

     Thence South 30 deg. 19 min. 56 sec. West bounded southeasterly by other land of the Town of Bethel a distance of 332.98 feet to a point;

     Thence North 89 deg. 42 min. 04 sec. West bounded southwesterly by Lot No. 30 a distance of 199.93 feet to a point;

     Thence North 09 deg. 49 min. 51 sec. East bounded northwesterly by Lot No. 29 a distance of 455.63 feet to a point;

     Thence by a curve to the right along the southerly streetline of Francis J. Clarke Circle having a radius of 270.00 feet and an arc length of 125-13 feet to a point of tangency;

     Thence South 53 deg. 36 min. 56 sec. East along the southerly streetline of Francis J. Clarke Circle a distance of 124.12 feet to a point of curvature;

      Thence by a curve to the left along the southerly streetline of Francis J. Clarke Circle having a radius of 290.00 feet and an arc length of 86.60 feet to the point and place of commencement.

      Said above parcel contains 2,344 acres, more or less.

      Said premises are also known as 8 Francis J. Clarke Circle, Bethel, Connecticut.

                                  SCHEDULE B
                                  ----------


1. Real estate taxes to the Town of Bethel on the Grand List of October 1, 1997, third and fourth quarters, not yet due and payable.

2. Rules and Regulations of the Francis J. Clarke Industrial Park dated January 16, 1985 and recorded in Volume 334 at Page 127 of the Bethel Land Records.

3. An easement from the Town of Bethel to the Connecticut Light and Power Company dated March 12, 1986 and recorded in Volume 375 at Page 1 of the Bethel Land Records.

4. An easement from the Town of Bethel to the Connecticut Light and Power Company dated March 12, 1986 and recorded in Volume 375 at Page 3 of the Bethel Land Records.

5. Easements to be granted or restrained for drainage and sloping in connection with the construction of roads within said Park and for the installation of utilities, including but not limited to electrical, gas, telephone, sewer, water and cable tv.

6. Reservation of passageway as contained in Deed recorded in Book 54 at Page 364 of the Danbury Land Records.

7. Reservation of passageway as contained in Deed recorded in Book 54 at Page 422 of the Danbury Land Records.

8. Reservation of water line contained in Deed recorded in Book 6 at Page 221 of the Bethel Land Records.

9. Reservations contained in Deed recorded in Book 6 at Page 292 of the Bethel Land Records and in Book 60 at Page 192 of the Danbury Land Records.

10. Covenant to maintain fences contained in Deed recorded in Volume 52 at Page 310 of the Danbury Land Records.

11. Rights and provisions contained in Deed recorded in Volume 82 at Page 237 of the Bethel Land Records.

12. Privilege of passing and repassing through lane as Bet forth in Deed recorded in Volume 22 at Page 145 of the Danbury Land Records.

13. Rights, if any, of others in and to Second Lane and any extension thereof, Cherry Lane and any extension thereof and the roads and old highway crossing or abutting the premises.

14.  Notations of Map No. 172, File 18 of the Bethel Land Records.

15. Mortgage, Assignment of Leases and Security Agreement from Star Struck, Inc. to First Fidelity Bank, dated July 6, 1995, and recorded July 6, 1995 in Volume 589 at Page 104 of the Bethel Land Records, securing the principal sum of $800,000.00.



16. UCC-1 financing statement from Star Struck, Inc. to First Fidelity Bank recorded July 6, 1995 in Volume 589 at Page 120 of the Bethel Land Records.

                                  Schedule C
                                  ----------

                           REVOLVING PROMISSORY NOTE
                           -------------------------


                                                          Southport, Connecticut
$2,000,000.00                                                   October 29, 1998


     FOR VALUE RECEIVED, the undersigned, STAR STRUCK, INC., a Connecticut corporation with a place of business at 8 Francis J. Clarke Circle, P.O. Box 308, Bethel, Connecticut 06801-0308 (the "Borrower") promises to pay to the order of PEOPLE'S BANK, a Connecticut banking corporation (the "Lender") at its office at 850 Main Street, Bridgeport, Connecticut 06604-4913, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of TWO MILLION ($2,000,000.00) DOLLARS, or such lesser amount as has been advanced and remains outstanding under this Note (the "Principal Amount") pursuant to that certain Loan Agreement dated as of the date hereof (as amended and in effect from time to time, the "Loan Agreement"), together with
(i) interest at the rate and in the manner provided herein; (ii) all amounts which may become due under the Loan Agreement or any of the other Loan Documents; (iii) any costs and expenses, including reasonable attorneys' and appraiser's fees incurred in the collection of this Note or the enforcement of the Loan Agreement or any of the other Loan Documents, foreclosure thereunder or in any litigation or controversy arising from or connected with this Note, the Loan Agreement or any of the other Loan Documents; and (iv) all taxes or duties assessed upon said sum against Lender or upon the debt evidenced hereby other than income or excise taxes. All amounts owing under this Note and interest thereon shall be payable in legal tender of the United States of America. Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the Loan Agreement.


     This Note shall bear interest at an annual rate as selected by Borrower pursuant to the terms of the Loan Agreement. Interest shall be due and payable in arrears commencing on November 1, 1998 and continuing on the first day of each succeeding month thereafter until the outstanding Principal Amount, together with all interest accrued thereon has been fully paid, except that if not sooner paid, the Principal Amount, together with all accrued but unpaid interest thereon, shall be due and payable on October 31, 2001 or such earlier date as provided in the Loan Agreement (including by reason of an acceleration upon the occurrence of an Event of Default) (the "Maturity Date").


     Interest on the Principal Amount shall be computed on the basis of a 360-day year for actual days elapsed and shall be payable at the rate and in the manner as provided herein until all of said Principal Amount has been fully paid, whether before or after the Maturity Date, by acceleration or otherwise, and whether or not any judgment is obtained hereon.


     In the event that Lender has not received, within ten (10) days of its due date, any installment of the Principal Amount and interest (excluding any Principal Amount and interest due upon the Maturity Date), or payment with respect to any other payment due under this Note, Borrower shall be subject to a late charge equal to five (5%) percent of such payment.

     Upon the occurrence of default by Borrower in the performance of any of Borrower's obligations hereunder, or an Event of Default as defined in the Loan Agreement or in any other Loan Documents, Lender may, at its option, accelerate Borrower's obligations hereunder and declare the entire unpaid Principal Amount, together with accrued interest and all other amounts then due which are evidenced by this Note, to be immediately due and payable, without the necessity for demand or additional notice. In addition, upon the occurrence of such default or Event of Default or after the Maturity Date, the interest rate of this Note shall increase without notice, as provided in the Loan Agreement. Failure to exercise these options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     Borrower may prepay this Note only in accordance with the terms of the Loan Agreement.

     Notwithstanding any provisions of this Note, it is the understanding and agreement of Borrower and Lender that the maximum rate of interest to be paid by Borrower to Lender shall not exceed the highest of the maximum rate of interest permissible to be charged by Lender under applicable laws. Any amount paid in excess of such rate shall be deemed to be a payment in reduction of principal except to the extent that such amount is in excess of the then outstanding Principal Amount, in which event such excess shall be returned to the Borrower.


     This Note shall be governed by and construed in accordance with the laws of the State of Connecticut. This Note shall bind the successors and assigns of Borrower, and shall inure to the benefit of Lender and its successors and assigns. This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of any such change or termination is sought.


     Whenever in this Note words of any gender appear, they shall be deemed to apply equally to any other gender. Whenever used in this Note, the plural shall include the singular and the singular shall include the plural, as the context shall require. In the event that Borrower consists of more than one person or entity, the obligations hereunder shall be joint and several.


     TO INDUCE LENDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT, AND ANY OTHER LOAN DOCUMENTS EVIDENCING OR SECURING THE SAME, BORROWER AGREES THAT THIS IS A COMMERCIAL TRANSACTION AND NOT A CONSUMER TRANSACTION, AND WAIVES ANY RIGHT TO NOTICE AND A HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND AUTHORIZES LENDER'S ATTORNEY TO ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THIS WAIVER AND WAIVES ANY CLAIM IN TORT, CONTRACT OR OTHERWISE AGAINST LENDER'S ATTORNEY WHICH MAY ARISE OUT OF SUCH ISSUANCE OF A WRIT FOR A PREJUDGMENT REMEDY WITHOUT COURT ORDER. BORROWER ACKNOWLEDGES AND STIPULATES THAT SUCH WAIVER AND AUTHORIZATION GRANTED ABOVE
ARE MADE KNOWINGLY AND FREELY AND AFTER FULL CONSULTATION WITH COUNSEL. SPECIFICALLY, BORROWER

RECOGNIZES AND UNDERSTANDS THAT THE EXERCISE OF LENDER'S RIGHTS DESCRIBED ABOVE MAY RESULT IN THE ATTACHMENT OF OR LEVY AGAINST BORROWER'S PROPERTY, AND SUCH WRIT FOR A PREJUDGMENT REMEDY WILL NOT HAVE THE PRIOR WRITTEN APPROVAL OR SCRUTINY OF A COURT OF LAW OR OTHER JUDICIAL OFFICER NOR WILL BORROWER HAVE THE RIGHT TO ANY NOTICE OR PRIOR HEARING WHERE BORROWER MIGHT CONTEST SUCH A PROCEDURE. THE INTENT OF BORROWER IS TO GRANT TO LENDER FOR GOOD AND VALUABLE CONSIDERATION THE RIGHT TO OBTAIN SUCH A PREJUDGMENT REMEDY AND TO EXPRESS ITS BELIEF THAT ANY SUCH PREJUDGMENT REMEDY OBTAINED IS VALID AND CONSTITUTIONAL. FURTHER, TO THE EXTENT ALLOWED UNDER APPLICABLE LAW, BORROWER HEREBY WAIVES DEMAND, PRESENTMENT FOR PAYMENT, PROTEST, NOTICE OF PROTEST, NOTICE OF DISHONOR, DILIGENCE IN COLLECTION, NOTICE OF NONPAYMENT OF THIS NOTE AND ANY AND ALL NOTICES OF A LIKE NATURE.



                         STAR STRUCK, INC.



                         By:_______________________________
                               Kenneth Karlan
                               Its President
                               (Duly Authorized)

                                   SCHEDULE D
                               Personal Property


     A. All inventory, of every type and nature relating to the Property or the operation thereof or used in connection therewith, wherever located, now owned or hereafter acquired (and whether by way of substitution, return, replacement or otherwise) by Borrower, all contract rights with respect thereto, all documents representing said inventory, all proceeds thereof (including insurance proceeds with respect thereto and inventory returned or repossessed from sale, disposition or otherwise), all accessions to said inventory and all products thereof. The term "inventory" includes all goods held for sale or lease by Borrower or to be furnished under contract of service, and all raw materials, goods in process, and all materials used or consumed in Borrower's business; and all proceeds of the foregoing.


     B. All receivables relating to the Property or the operation thereof which now exist or which hereafter arise, or in which Borrower now has or may hereafter acquire any rights, which term shall include all accounts, contract rights, instruments, documents, chattel paper, general intangibles and all other forms of obligations owing to Borrower, including, but not limited to, retainages, security deposits and insurance proceeds, and all proceeds of all such Receivables and all rights to any goods which are represented thereby.


     C. All instruments, drafts, acceptances, documents, chattel paper, contract rights, general intangibles, securities, deposit accounts, certificates of deposit and notes, relating to the Property or the operation thereof under which Borrower now has or in the future acquires any rights and all proceeds of all of the foregoing.


     D. All intangible property and rights relating to the Property or the operation thereof, or used in connection therewith, including but not limited to all names under or by which the Property or any present or future Improvements on the Property may at any time be operated or known, and all rights to carry on business under any such names, or any variant thereof, and all trade names and trademarks, licenses and franchises relating in any way to the Property, and good will in any way relating to the Property.


     E. All causes of action, claims, compensation and recoveries for any damage, condemnation or taking of the Property, or for any conveyance in lieu thereof, whether direct or consequential, or for any damage or injury to the Property, or for any loss or diminution in value of the Property.


     F. All of the right, title and interest of Borrower in and to all refunds and rebates of taxes and assessments of every kind and nature imposed upon the Property.


     G. All awards or payments, including interest thereon, which may be made with respect to all or any portion of the above-described personal property, fixtures or Property as a result of the exercise of the right of eminent domain.

     H. All reserves, deferred payments, deposits, refunds, cost savings and payments of any kind relating to the construction of any Improvement on the Property.


     I. All plans and specifications prepared for, or governmental permits issued with respect to, the construction of the Improvements on the Property and all studies, and drawings related thereto; and also all contracts and agreements of Borrower relating to the aforesaid plans and specifications or to the aforesaid studies, data and drawings or to the construction of the Improvements on the Property.


     J. All goods used or to be used in connection with the construction of the Improvements at the Property, including, without limitation, structural steel, building materials and supplies, equipment, tools and machinery, in which Borrower now or hereafter acquires any rights, during all periods of time when Borrower has acquired rights therein whether or not said goods are incorporated into the buildings and the Improvements on the Property and expressly including such periods of time prior to the time when any said goods may be incorporated into any such Improvements.


     The foregoing collateral includes all additions, replacements and substitutions thereof and thereto and all proceeds of all of the foregoing, as these terms are used and defined in the Uniform Commercial Code.





                               Received for record Nov. 2, 1998     11:31 A.M.
                                                   ---------------------------
                               Town Clerk            /s/ JUDITH A. NOVACHEK

                                                     JUDITH A. NOVACHEK